Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 4Q 2010
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Earnings Per Share Appendix I
14	…………….	Earnings Per Share Appendix II
15 - 17	…………….	End Notes
18	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Sept 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009	Change
Net revenues
Institutional Securities	$3,618	$2,895	$3,231	25%	12%	$16,366	$12,853	27%
Global Wealth Management Group	3,353	3,104	3,139	8%	7%	12,636	9,390	35%
Asset Management	858	802	510	7%	68%	2,723	1,337	104%
Intersegment Eliminations	(22)	(21)	(44)	(5%)	50%	(103)	(146)	29%
Consolidated net revenues	$7,807	$6,780	$6,836	15%	14%	$31,622	$23,434	35%

Income (loss) from continuing operations before tax
Institutional Securities	$437	$241	$461	81%	(5%)	$4,338	$1,088	*
Global Wealth Management Group	390	281	231	39%	69%	1,156	559	107%
Asset Management	356	279	(37)	28	*	723	(653)	*
Intersegment Eliminations	0	0	(2)	--	*	(15)	(11)	(36%)
Consolidated income (loss) from continuing operations before tax	$1,183	$801	$653	48%	81%	$6,202	$983	*

Income (loss) applicable to Morgan Stanley
Institutional Securities	$533	$99	$418	*	28%	$3,747	$1,393	169%
Global Wealth Management Group	166	144	29	15%	*	519	283	83%
Asset Management	168	71	16	137%	*	210	(388)	*
Intersegment Eliminations	0	0	(3)	--	*	(12)	(8)	(50%)
Consolidated income (loss) applicable to Morgan Stanley	$867	$314	$460	176%	88%	$4,464	$1,280	*

Notes:	-	Results include Morgan Stanley Smith Barney (MSSB) effective from May 31, 2009.
-
Results for the quarters ended Dec 31, 2010, Sept 30, 2010 and Dec 31, 2009 include positive (negative) revenue of $(0.9) billion, $(0.7) billion and $(0.6) billion, respectively, related to the  movement in Morgan Stanley's credit spreads on certain long-term debt. The twelve months ended Dec. 31, 2010 and Dec. 31, 2009 include positive (negative) revenue of  $(0.9) billion and $(5.5) billion, respectively, related to the movement in Morgan Stanley's credit spreads on certain long-term debt.

	-	Income (loss) applicable to Morgan Stanley represents consolidated income (loss) from continuing operations applicable to Morgan Stanley before gain (loss) from discontinued operations.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Sept 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009	Change
Revenues:
Investment banking	$1,761	$1,221	$1,673	44%	5%	$5,122	$5,020	2%
Principal transactions:
Trading	854	1,441	1,173	(41%)	(27%)	9,406	7,722	22%
Investments	688	820	146	(16%)	*	1,825	(1,034)	*
Commissions	1,311	1,068	1,247	23%	5%	4,947	4,233	17%
Asset management, distribution and admin. fees	2,080	1,940	1,974	7%	5%	7,957	5,884	35%
Other	861	187	62	*	*	1,501	837	79%
Total non-interest revenues	7,555	6,677	6,275	13%	20%	30,758	22,662	36%

Interest income	1,944	1,851	1,754	5%	11%	7,278	7,477	(3%)
Interest expense	1,692	1,748	1,193	(3%)	42%	6,414	6,705	(4%)
Net interest	252	103	561	145%	(55%)	864	772	12%
Net revenues	7,807	6,780	6,836	15%	14%	31,622	23,434	35%

Non-interest expenses:
Compensation and benefits	4,061	3,685	3,760	10%	8%	16,048	14,434	11%

Non-compensation expenses:
Occupancy and equipment	380	399	416	(5%)	(9%)	1,570	1,542	2%
Brokerage, clearing and exchange fees	380	332	390	14%	(3%)	1,431	1,190	20%
Information processing and communications	442	412	421	7%	5%	1,665	1,372	21%
Marketing and business development	161	134	153	20%	5%	582	501	16%
Professional services	560	460	531	22%	5%	1,911	1,597	20%
Other	640	557	512	15%	25%	2,213	1,815	22%
Total non-compensation expenses	2,563	2,294	2,423	12%	6%	9,372	8,017	17%

Total non-interest expenses	6,624	5,979	6,183	11%	7%	25,420	22,451	13%

Income (loss) from continuing operations before taxes	1,183	801	653	48%	81%	6,202	983	*
Income tax provision / (benefit) from continuing operations	86	(23)	40	*	115%	739	(341)	*
Income (loss) from continuing operations	1,097	824	613	33%	79%	5,463	1,324	*
Gain (loss) from discontinued operations after tax	(31)	(183)	157	83%	*	239	82	191%
Net income (loss)	$1,066	$641	$770	66%	38%	$5,702	$1,406	*
Net income (loss) applicable to non-controlling interests	230	510	153	(55%)	50%	999	60	*
Net income (loss) applicable to Morgan Stanley	836	131	617	*	35%	4,703	1,346	*
Preferred stock dividend / Other	$236	$222	$241	6%	(2%)	$1,109	$2,253	(51%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$600	$(91)	$376	*	60%	$3,594	$(907)	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	867	314	460	176%	88%	4,464	1,280	*
Gain (loss) from discontinued operations after tax	(31)	(183)	157	83%	*	239	66	*
Net income (loss) applicable to Morgan Stanley	$836	$131	$617	*	35%	$4,703	$1,346	*

Pre-tax profit margin	15%	12%	10%			20%	4%
Compensation and benefits as a % of net revenues	52%	54%	55%			51%	62%
Non-compensation expenses as a % of net revenues	33%	34%	35%			30%	34%

Effective tax rate from continuing operations	7.3%	*	6.1%			11.9%	*

Notes:	-	Results include MSSB effective from May 31, 2009.
-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
For the quarter ended December 31, 2010, discontinued operations primarily included charges related to the Firm's investment in Revel Entertainment Group, LLC (Revel).  For the twelve months ended December 31, 2010, discontinued operations primarily included a gain of $775 million related to a legal settlement with Discover Financial Services and a net gain of approximately $570 million related to the sale and charges related to the Firm's investment in the retail asset management business, including Van Kampen, partly offset by a loss of $1.2 billion related to a reduction in the carrying value of the Firm's investment in Revel and other related costs, including operating expenses.

-
The quarter ended December 31, 2010 included a discrete tax gain of approximately $95 million associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated.  Excluding this discrete tax gain, the effective tax rate for the quarter would have been 15.3%.  The full year ended December 31, 2010 included discrete tax gains of approximately $1.0 billion.  Excluding these gains, the effective tax rate for the full year would have been 28.0%.

	-	Preferred stock dividend / Other includes allocation of earnings to Participating Restricted Stock Units (RSUs) and China Investment Corporation (CIC) equity units.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Earnings Per Share
(unaudited, in millions, except for per share data)

	Quarter Ended			Twelve Months Ended
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Income (loss) from continuing operations	1,097	824	613	5,463	1,324
Net income (loss) from continuing operations applicable to non-controlling interest	230	510	153	999	44
Income from continuing operations applicable to Morgan Stanley	867	314	460	4,464	1,280
Less: Preferred Dividends	(221)	(220)	(221)	(881)	(2,243)
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to CIC Equity Units and Participating Restricted Stock Units	646	94	239	3,583	(963)

Basic EPS Adjustments:
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	0	(101)	0
Less: Allocation of earnings to Participating Restricted Stock Units	(16)	(3)	(11)	(108)	(10)
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$630	$91	$228	$3,374	$(973)

Gain (loss) from discontinued operations after tax	(31)	(183)	157	239	82
Gain (loss) from discontinued operations after tax applicable to non-controlling interests	0	0	0	0	(16)
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(31)	(183)	157	239	66
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	(2)	(12)	0
Less: Allocation of earnings to Participating Restricted Stock Units	1	1	(7)	(7)	0
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(30)	(182)	148	220	66

Earnings (loss) applicable to Morgan Stanley common shareholders	$600	$(91)	$376	$3,594	$(907)

Average basic common shares outstanding (millions)	1,437	1,377	1,297	1,362	1,185

Earnings per basic share:
Income from continuing operations	$0.44	$0.07	$0.18	$2.48	$(0.82)
Discontinued operations	$(0.02)	$(0.14)	$0.11	$0.16	$0.05
Earnings per basic share	$0.42	$(0.07)	$0.29	$2.64	$(0.77)

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$630	$91	$228	$3,374	$(973)

Diluted EPS Adjustments:
Income impact of assumed conversions:
Preferred stock dividends (Series B - Mitsubishi)	0	0	0	0	0
Assumed conversion of CIC (1)	0	(16)	0	75	0
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$630	$75	$228	$3,449	$(973)

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(30)	(182)	148	220	66
Assumed conversion of CIC (1)	0	0	0	41	0
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(30)	(182)	148	261	66

Earnings (loss) applicable to common shareholders plus assumed conversions	$600	$(107)	$376	$3,710	$(907)

Average diluted common shares outstanding and common stock equivalents (millions) (1)	1,448	1,443	1,297	1,411	1,185

Earnings per diluted share:
Income from continuing operations	$0.43	$0.05	$0.18	$2.44	$(0.82)
Discontinued operations	$(0.02)	$(0.12)	$0.11	$0.19	$0.05
Earnings per diluted share	$0.41	$(0.07)	$0.29	$2.63	$(0.77)

Notes:	-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2010		Sept 30, 2010		Dec 31, 2009		Sept 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009	Change
Morgan Stanley

Regional revenue (1)
Americas	$5,024		$4,777		$5,654		5%	(11%)	$21,674	$18,909	15%
EMEA (Europe, Middle East, Africa)	900		1,002		768		(10%)	17%	5,628	2,529	123%
Asia	1,883		1,001		414		88%	*	4,320	1,996	116%
Consolidated net revenues	$7,807		$6,780		$6,836		15%	14%	$31,622	$23,434	35%

Worldwide employees	62,542		62,864		60,494		(1%)	3%
Total assets	$807,698		$841,372		$771,462		(4%)	5%
Firmwide Deposits	63,812		61,202		62,215		4%	3%
Consolidated assets under management or supervision (billions):
Asset Management	279		273		266		2%	5%
Global Wealth Management	477		449		379		6%	26%
Total	756		722		645		5%	17%

Common equity	47,614		47,279		37,091		1%	28%
Preferred equity	9,597		9,597		9,597		--	--
Morgan Stanley shareholders' equity	57,211		56,876		46,688		1%	23%
Junior subordinated debt issued to capital trusts	4,817		4,822		10,594		--	(55%)
Less: Goodwill and intangible assets (2)	(6,947)		(7,091)		(7,612)		2%	9%
Tangible Morgan Stanley shareholders' equity	$55,081		$54,607		$49,670		1%	11%
Tangible common equity	$40,667		$40,188		$29,479		1%	38%

Leverage Ratio	14.7	x	15.4	x	15.5	x
Aggregate trading and non-trading Value-at-Risk (pre-tax) (3)	$171		$189		$187

Return on average common equity
from continuing operations	5.4%		0.9%		2.6%
Return on average common equity	5.2%		*		4.3%

Period end common shares outstanding (000's)	1,512,022		1,512,990		1,360,595		--	11%

Book value per common share (4)	$31.49		$31.25		$27.26		1%	16%
Tangible book value per common share	$26.90		$26.56		$21.67		1%	24%

Notes:	-	All data presented in millions except ratios, book values and number of employees.
	-	Results include MSSB effective from May 31, 2009.
	-	The number of worldwide employees for all periods has been recast to exclude employees of the retail asset management business, including Van Kampen.
	-	Goodwill and intangible assets exclude non-controlling interests and reflect the Firm's share of MSSB's goodwill and intangible assets.
-
Tangible common equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.  Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.

-
Leverage ratio is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.  Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.

	-	Book value per common share equals common equity divided by period end common shares outstanding.
-
Tangible book value per common share is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.  Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

	-	Tangible MS shareholders' equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended (Billions)
	Dec 31, 2010			Sept 30, 2010			June 30, 2010			Mar 31, 2010
	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity
Institutional Securities	$25.9	$18.6	9%	$26.3	$17.3	*	$26.8	$17.8	29%	$24.9	$17.3	38%
Global Wealth Management Group	2.9	6.8	9%	2.5	6.6	8%	3.0	6.8	6%	3.0	6.9	5%
Asset Management	2.0	2.2	29%	2.0	2.2	12%	1.6	2.0	*	1.9	2.2	2%
Parent capital	22.3	19.8		22.8	18.0		20.0	13.0		18.7	11.2
Total - continuing operations	53.1	47.4	5%	53.6	44.1	1%	51.4	39.6	12%	48.5	37.6	17%
Discontinued operations	0.0	0.0		0.1	0.1		0.2	0.4		0.2	0.5
Firm	$53.1	$47.4	5%	$53.7	$44.2	*	$51.6	$40.0	17%	$48.7	$38.1	16%

	Twelve Months Ended (Billions)
	Dec 31, 2010
	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity
Institutional Securities	$26.0	$17.7	19%
Global Wealth Management Group	2.9	6.8	7%
Asset Management	1.9	2.1	9%
Parent capital	20.7	15.5
Total - continuing operations	51.5	42.1	8%
Discontinued operations	0.1	0.3
Firm	$51.6	$42.4	9%

Notes:	-	Excluding the effect of the discrete tax benefits in the quarters ended December 31, 2010, June 30, 2010 and March 31, 2010, the return on average common equity for Institutional Securities would have been 7%, 22% and 30%, respectively.
-
The Firm's estimation of 2010 quarterly segment capital is based on the Required Capital framework, an internal capital adequacy measure.  Quarterly segment capital for 2009, however, has not been recast under this framework. As a result, the 2009 quarterly and full year business segment return on average common equity from continuing operations is not available.

	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Sept 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009	Change
Revenues:
Investment banking	$1,515	$1,008	$1,480	50%	2%	$4,295	$4,455	(4%)
Principal transactions:
Trading	530	1,090	826	(51%)	(36%)	8,154	6,591	24%
Investments	316	387	69	(18%)	*	809	(864)	*
Commissions	573	504	543	14%	6%	2,274	2,152	6%
Asset management, distribution and admin. fees	24	15	24	60%	--	104	98	6%
Other	733	70	(27)	*	*	996	545	83%
Total non-interest revenues	3,691	3,074	2,915	20%	27%	16,632	12,977	28%

Interest income	1,584	1,538	1,462	3%	8%	5,877	6,373	(8%)
Interest expense	1,657	1,717	1,146	(3%)	45%	6,143	6,497	(5%)
Net interest	(73)	(179)	316	59%	*	(266)	(124)	(115%)
Net revenues	3,618	2,895	3,231	25%	12%	16,366	12,853	27%

Compensation and benefits	1,785	1,490	1,484	20%	20%	7,081	7,212	(2%)
Non-compensation expenses	1,396	1,164	1,286	20%	9%	4,947	4,553	9%
Total non-interest expenses	3,181	2,654	2,770	20%	15%	12,028	11,765	2%

Income (loss) from continuing operations before taxes	437	241	461	81%	(5%)	4,338	1,088	*
Income tax provision / (benefit) from continuing operations	(118)	(131)	36	10%	*	301	(301)	*
Income (loss) from continuing operations	555	372	425	49%	31%	4,037	1,389	191%
Gain (loss) from discontinued operations after tax	(36)	(202)	(80)	82%	55%	(1,201)	167	*
Net income (loss)	519	170	345	*	50%	2,836	1,556	82%
Net income (loss) applicable to non-controlling interests	22	273	7	(92%)	*	290	12	*
Net income (loss) applicable to Morgan Stanley	$497	$(103)	$338	*	47%	$2,546	$1,544	65%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	533	99	418	*	28%	3,747	1,393	169%
Gain (loss) from discontinued operations after tax	(36)	(202)	(80)	82%	55%	(1,201)	151	*
Net income (loss) applicable to Morgan Stanley	$497	$(103)	$338	*	47%	$2,546	$1,544	65%

Return on average common equity
from continuing operations	9%	*	N/A			19%	N/A
Pre-tax profit margin	12%	8%	14%			27%	9%
Compensation and benefits as a % of net revenues	49%	52%	46%			43%	56%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
For the quarter ended December 31, 2010, discontinued operations primarily included the charges related to the Firm's investment in Revel.  For the twelve months ended December 31, 2010, discontinued operations primarily included a loss of $1.2 billion related to a reduction in the carrying value of the Firm's investment in Revel and other related costs, including operating expenses.

-
The Firm's estimation of 2010 quarterly segment capital is based on the Required Capital framework, an internal capital adequacy measure.  Quarterly segment capital for 2009, however, has not been recast under this framework.  As a result, the 2009 quarterly and full year business segment return on average common equity from continuing operations is not available.

	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Sept 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009	Change

Investment Banking
Advisory revenue	$484	$371	$530	30%	(9%)	$1,470	$1,488	(1%)
Underwriting revenue
Equity	661	260	627	154%	5%	1,454	1,695	(14%)
Fixed income	370	377	323	(2%)	15%	1,371	1,272	8%
Total underwriting revenue	$1,031	$637	$950	62%	9%	$2,825	$2,967	(5%)

Total investment banking revenue	$1,515	$1,008	$1,480	50%	2%	$4,295	$4,455	(4%)

Sales & Trading
Equity	$1,081	$925	$774	17%	40%	$4,840	$3,690	31%
Fixed income	(29)	847	663	*	*	5,867	4,854	21%
Other	2	(342)	272	*	(99%)	(441)	173	*
Total sales & trading net revenue	$1,054	$1,430	$1,709	(26%)	(38%)	$10,266	$8,717	18%

Investments & Other
Investments	$316	$387	$69	(18%)	*	$809	$(864)	*
Other	733	70	(27)	*	*	996	545	83%
Total investments & other revenue	$1,049	$457	$42	130%	*	$1,805	$(319)	*

Total Institutional Securities net revenues	$3,618	$2,895	$3,231	25%	12%	$16,366	$12,853	27%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$120	$137	$136
Equity price	$31	$28	$25
Foreign exchange rate	$22	$18	$28
Commodity price	$26	$32	$23

Trading VaR	$132	$142	$152

Note:	-	Other revenue for the quarter ended December 31, 2010 includes a gain of $668 million on the sale of the Firm's investment in China International Capital Corporation Limited (CICC).
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Sept 30, 2010	Dec 31, 2009

Corporate funded loans
Investment grade	$3.9	$4.6	$6.5	(15%)	(40%)
Non-investment grade	6.8	6.8	9.6	--	(29%)
Total corporate funded loans	$10.7	$11.4	$16.1	(6%)	(34%)

Corporate lending commitments
Investment grade	$44.5	$47.7	$40.7	(7%)	9%
Non-investment grade	13.9	12.6	7.2	10%	93%
Total corporate lending commitments	$58.4	$60.3	$47.9	(3%)	22%

Corporate funded loans plus lending commitments
Investment grade	$48.4	$52.3	$47.2	(7%)	3%
Non-investment grade	$20.7	$19.4	$16.8	7%	23%

% investment grade	70%	73%	74%
% non-investment grade	30%	27%	26%

Total corporate funded loans and lending commitments	$69.1	$71.7	$64.0	(4%)	8%
Hedges	$21.0	$21.3	$25.8	(1%)	(19%)

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

-
For the quarters ended Dec 31, 2010, Sept 30, 2010 and Dec 31, 2009, the leveraged acquisition finance portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $4.9 billion, $4.0 billion and $3.7 billion, respectively.

	-	The hedge balance reflects the notional amount utilized by the lending business.
	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Sept 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009	Change
Revenues:
Investment banking	$242	$211	$202	15%	20%	$827	$596	39%
Principal transactions:
Trading	329	386	313	(15%)	5%	1,306	1,208	8%
Investments	8	5	6	60%	33%	19	3	*
Commissions	738	564	707	31%	4%	2,676	2,090	28%
Asset management, distribution and admin. fees	1,620	1,529	1,682	6%	(4%)	6,349	4,583	39%
Other	75	107	83	(30%)	(10%)	337	249	35%
Total non-interest revenues	3,012	2,802	2,993	7%	1%	11,514	8,729	32%

Interest income	457	404	296	13%	54%	1,587	1,114	42%
Interest expense	116	102	150	14%	(23%)	465	453	3%
Net interest	341	302	146	13%	134%	1,122	661	70%
Net revenues	3,353	3,104	3,139	8%	7%	12,636	9,390	35%

Compensation and benefits	1,995	1,910	1,965	4%	2%	7,843	6,114	28%
Non-compensation expenses	968	913	943	6%	3%	3,637	2,717	34%
Total non-interest expenses	2,963	2,823	2,908	5%	2%	11,480	8,831	30%

Income (loss) from continuing operations before taxes	390	281	231	39%	69%	1,156	559	107%
Income tax provision / (benefit) from continuing operations	118	93	69	27%	71%	336	178	89%
Income (loss) from continuing operations	272	188	162	45%	68%	820	381	115%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	272	188	162	45%	68%	820	381	115%
Net income (loss) applicable to non-controlling interests	106	44	133	141%	(20%)	301	98	*
Net income (loss) applicable to Morgan Stanley	$166	$144	$29	15%	*	$519	$283	83%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	166	144	29	15%	*	519	283	83%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss) applicable to Morgan Stanley	$166	$144	$29	15%	*	$519	$283	83%

Return on average common equity
from continuing operations	9%	8%	N/A			7%	N/A
Pre-tax profit margin	12%	9%	7%			9%	6%
Compensation and benefits as a % of net revenues	59%	62%	63%			62%	65%

Notes:	-	Results include MSSB effective from May 31, 2009.
	-	The tax provision / (benefit) for all periods includes the Firm's interest in MSSB.
	-	Net income (loss) applicable to non-controlling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The Firm's estimation of 2010 quarterly segment capital is based on the Required Capital framework, an internal capital adequacy measure.  Quarterly segment capital for 2009, however, has not been recast under this framework.  As a result, the 2009 quarterly and full year business segment return on average common equity from continuing operations is not available.

	-	Refer to Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Sept 30, 2010	Dec 31, 2009

Global representatives	18,043	18,119	18,135	--	(1%)

Annualized revenue per global
representative (000's)	$742	$686	$692	8%	7%

Assets by client segment (billions)
$10m or more	522	485	453	8%	15%
$1m - $10m	707	678	637	4%	11%
Subtotal - > $1m	1,229	1,163	1,090	6%	13%
$100k - $1m	399	397	418	1%	(5%)
< $100k	41	43	52	(5%)	(21%)
Total client assets (billions)	$1,669	$1,603	$1,560	4%	7%

% of assets by client segment > $1m	74%	73%	70%

Fee-based client account assets (billions)	$470	$437	$379	8%	24%
Fee-based assets as a % of client assets	28%	27%	24%

Bank deposit program (millions)	$113,325	$108,701	$112,490	4%	1%

Client assets per global
representative (millions)	$93	$88	$86	6%	8%

Global retail net new assets (billions)
Domestic	$11.5	$2.4	$(6.8)	*	*
International	$2.6	$2.6	N/A	--	*
Total retail net new assets (1)	$14.1	$5.0	$(6.8)	181%	*

Global fee based asset flows (billions)	$12.5	$4.8	$5.1	160%	145%

Global retail locations (1)	851	867	895	(2%)	(5%)

Notes:	-	Results include MSSB effective from May 31, 2009.
	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Fee-based client account assets represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
-
For the quarters ended Dec 31, 2010, Sept 30, 2010 and Dec 31, 2009, approximately $55 billion, $52 billion, and $54 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

	-	Global fee-based asset flows represents the net asset flows, excluding interest and dividends, in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Sept 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009	Change
Revenues:
Investment banking	$11	$2	$2	*	*	$20	$10	100%
Principal transactions:
Trading	(4)	(34)	41	88%	*	(49)	(68)	28%
Investments (1)	364	427	71	(15%)	*	996	(173)	*
Commissions	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	456	415	411	10%	11%	1,668	1,605	4%
Other	46	12	8	*	*	164	46	*
Total non-interest revenues	873	822	533	6%	64%	2,799	1,420	97%

Interest income	4	9	1	(56%)	*	22	17	29%
Interest expense	19	29	24	(34%)	(21%)	98	100	(2%)
Net interest	(15)	(20)	(23)	25%	35%	(76)	(83)	8%
Net revenues	858	802	510	7%	68%	2,723	1,337	104%

Compensation and benefits	281	285	310	(1%)	(9%)	1,123	1,104	2%
Non-compensation expenses	221	238	237	(7%)	(7%)	877	886	(1%)
Total non-interest expenses	502	523	547	(4%)	(8%)	2,000	1,990	1%

Income (loss) from continuing operations before taxes	356	279	(37)	28%	*	723	(653)	*
Income tax provision / (benefit) from continuing operations	86	15	(66)	*	*	105	(215)	*
Income (loss) from continuing operations	270	264	29	2%	*	618	(438)	*
Gain (loss) from discontinued operations after tax	5	19	229	(74%)	(98%)	659	(99)	*
Net income (loss)	275	283	258	(3%)	7%	1,277	(537)	*
Net income (loss) applicable to non-controlling interests (1)	102	193	13	(47%)	*	408	(50)	*
Net income (loss) applicable to Morgan Stanley	$173	$90	$245	92%	(29%)	$869	$(487)	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	168	71	16	137%	*	210	(388)	*
Gain (loss) from discontinued operations after tax	5	19	229	(74%)	(98%)	659	(99)	*
Net income (loss) applicable to Morgan Stanley	$173	$90	$245	92%	(29%)	$869	$(487)	*

Return on average common equity
from continuing operations	29%	12%	N/A			9%	N/A
Pre-tax profit margin	41%	35%	*			27%	*
Compensation and benefits as a % of net revenues	33%	36%	61%			41%	83%

Notes:	-
For the twelve months ended December 31, 2010, the gain (loss) from discontinued operations primarily included the operating results and gain on sale of substantially all of the retail asset management business, including Van Kampen.

-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
The Firm's estimation of 2010 quarterly segment capital is based on the Required Capital framework, an internal capital adequacy measure.  Quarterly segment capital for 2009, however, has not been recast under this framework.  As a result, the 2009 quarterly and full year business segment return on average common equity from continuing operations is not available.

	-	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2010	Sept 30, 2010	Dec 31, 2009	Sept 30, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009	Change
Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$(0.1)	$0.9	$(0.7)	*	86%	$(1.3)	$(7.7)	83%
Fixed income - Long Term	(0.6)	(0.3)	1.4	(100%)	*	0.6	(6.5)	*
Money Market	1.3	1.5	7.3	(13%)	(82%)	(5.5)	(21.6)	75%
Alternatives	(1.0)	(0.5)	1.3	(100%)	*	(1.7)	(3.5)	51%
Total Core Asset Management	(0.4)	1.6	9.3	*	*	(7.9)	(39.3)	80%

Merchant Banking
Private Equity	0.0	0.1	0.8	*	*	0.5	0.4	25%
Infrastructure	0.0	0.0	0.0	--	--	0.0	0.0	--
Real Estate	(0.2)	1.2	0.2	*	*	1.7	(2.2)	*
Total Merchant Banking	(0.2)	1.3	1.0	*	*	2.2	(1.8)	*
Total net flows	$(0.6)	$2.9	$10.3	*	*	$(5.7)	$(41.1)	86%

Assets under management or supervision by asset class
Core Asset Management
Equity	$92	$86	$81	7%	14%
Fixed income - Long Term	59	61	54	(3%)	9%
Money Market	53	52	59	2%	(10%)
Alternatives	43	43	42	--	2%
Total Core Asset Management	247	242	236	2%	5%

Merchant Banking
Private Equity	5	5	4	--	25%
Infrastructure	4	4	4	--	--
Real Estate	16	15	15	7%	7%
Total Merchant Banking	25	24	23	4%	9%
Total Assets Under Management or Supervision	$272	$266	$259	2%	5%
Share of minority stake assets	7	7	7	--	--
Total	$279	$273	$266	2%	5%

Notes:	-	Data excludes substantially all of the retail asset management business, including Van Kampen.
	-	Alternatives include a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
	-	Net Flows by region [inflow / (outflow)] for the quarters ended Dec 31, 2010, Sept 30, 2010 and Dec 31, 2009 are:
U.S.: $(1.8) billion, $(0.5) billion and $6.7 billion
Non-U.S.: $1.2 billion, $3.4 billion and $3.6 billion
	-	Assets under management or supervision by region for the quarters ended Dec 31, 2010, Sept 30, 2010 and Dec 31, 2009 are:
U.S.: $178 billion, $174 billion and $176 billion
Non-U.S.: $94 billion, $92 billion and $83 billion
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to Legal Notice on page 18.

This page represents an addendum to the 4Q 2010 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended Dec 31, 2010
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)	(H)
						(D)+(E)	(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated	Basic EPS (8)
Basic Common Shares	1,437	97%		$72	$558	$630(6)	$0.44
Participating Restricted Stock Units (1)	39	3%		$2	$14	$16(7)	N/A
	1,476	100%	$646	$74	$572	$646

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)	(H)
						(D)+(E)	(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated	Basic EPS (8)
Basic Common Shares	1,437	97%		$0	($30)	($30)(6)	($0.02)
Participating Restricted Stock Units (1)	39	3%		$0	($1)	($1)(7)	N/A
	1,476	100%	($31)	$0	($31)	($31)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)	(H)
						(D)+(E)	(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated	Basic EPS (8)
Basic Common Shares	1,437	97%		$72	$528	$600(6)	$0.42
Participating Restricted Stock Units (1)	39	3%		$2	$13	$15(7)	N/A
	1,476	100%	$615	$74	$541	$615

Note:	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

This page represents an addendum to the 4Q 2010 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Twelve Months Ended Dec 31, 2010
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
							(D)+(E)+(F)	(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Net income from continuing operations applicable to Morgan Stanley (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated	Basic EPS (10)
Basic Common Shares	1,362	92%		$270	$1,201	$1,903	$3,374(7)	$2.48
Participating Restricted Stock Units (1)	43	3%		$9	$38	$61	$108(8)	N/A
CIC Equity Units (2)	72	5%		$0	$0	$101	$101(9)	N/A
	1,477	100%	$3,583	$279	$1,239	$2,065	$3,583

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
							(D)+(E)+(F)	(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated	Basic EPS (10)
Basic Common Shares	1,362	92%		$0	$0	$220	$220(7)	$0.16
Participating Restricted Stock Units (1)	43	3%		$0	$0	$7	$7(8)	N/A
CIC Equity Units (2)	72	5%		$0	$0	$12	$12(9)	N/A
	1,477	100%	$239	$0	$0	$239	$239

	Allocation of net income available to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
							(D)+(E)+(F)	(G)/(A)
	Weighted Average # of Shares	% Allocation (3)	Net income applicable to Morgan Stanley (4)	Distributed Earnings (5)	Undistributed Earnings Not in Excess of Reference Dividend (6)	Undistributed Earnings in Excess of Reference Dividend (6)	Total Earnings Allocated	Basic EPS (10)
Basic Common Shares	1,362	92%		$270	$1,201	$2,123	$3,594(7)	$2.64
Participating Restricted Stock Units (1)	43	3%		$9	$38	$68	$115(8)	N/A
CIC Equity Units (2)	72	5%		$0	$0	$113	$113(9)	N/A
	1,477	100%	$3,822	$279	$1,239	$2,304	$3,822

Note:	Refer to End Notes on pages 15-17 and Legal Notice on page 18.

MORGAN STANLEY
End Notes

Page 3:
(1)
On August 17, 2010, approximately 116 million shares were issued to CIC in settlement of the CIC Equity Units.  The shares issued in settlement of the CIC Equity Units are included in basic and diluted shares outstanding for the quarter ended December 31, 2010. Prior to the quarter ended June 30, 2010, Morgan Stanley included the CIC Equity Units in diluted EPS using the more dilutive of the two-class method or treasury stock method. Beginning in the quarter ended June 30, 2010 and through the issuance date, Morgan Stanley included the CIC Equity Units in diluted EPS on a weighted average basis using the more dilutive of the two-class method or the if-converted method.

Page 4:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.  All periods exclude net revenues related to substantially all of the retail asset management business, including Van Kampen.

(2)
Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended Dec 31, 2010, Sept 30, 2010 and Dec 31, 2009 of $141 million, $125 million and $123 million, respectively.

(3)
Represents average daily 95% / one-day value-at-risk ("VaR").  Includes non-trading VaR for the quarters ended Dec 31, 2010, Sept 30, 2010 and Dec 31, 2009 of $95 million, $103 million and $72 million, respectively.  Counterparty portfolio VaR which reflects adjustments, net of hedges, related to counterparty credit risk and other market risks is included in trading VaR for all periods.  See page 7 for total trading VaR.  For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

(4)
For the quarter ended September 30, 2010, book value per share included a benefit of $1.40 due to the mandatory conversion of $5.6 billion of CIC equity units into 116 million shares of common stock in August 2010.

Page 5:
(1)
The Firm’s capital management approach includes an estimation of an amount of capital the Firm and its businesses require over a wide range of market environments.  Beginning with the quarter ended June 30, 2010, the Firm's capital estimation is based on the Required Capital framework, an internal capital adequacy measure.  Tier 1 capital and common equity are designated to segments based on the capital usage calculated by the Required Capital framework which considers a combination of a base amount of capital and an amount of economic capital reserved to absorb extreme stress events.  The Firm defines parent capital as capital not specifically designated to a particular business segment.  The Firm generally holds parent capital for prospective regulatory requirements, organic growth, acquisitions and other capital needs.  The Firm's Required Capital is met by regulatory Tier 1 capital.  The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.

Page 7:
(1)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period.  Trading VaR for all periods includes counterparty portfolio VaR which reflects adjustments, net of hedges, related to counterparty credit risk and other market risks.  For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.

MORGAN STANLEY
End Notes

Page 10:
(1)
Beginning in 2010, the retail net new assets and retail locations metrics have been expanded to include the non-U.S. businesses.  The quarter ended Dec 31, 2010 includes $2.6 billion of net new money inflows and 29 retail locations, respectively related to non-U.S. businesses.  The quarter ended Sept 30, 2010 includes $2.6 billion of net new money inflows and 29 retail locations, respectively related to non-U.S. businesses.  Certain legacy Smith Barney middle market activities, which are primarily institutional client focused, are required under the MSSB joint venture agreement to be transitioned from Citigroup to Morgan Stanley.  As this transition progresses, commencing with the quarter ended June 30, 2010, these legacy activities have been excluded from the retail net new assets metrics. The quarter ended December 31, 2009 has been recast to exclude $2.1 billion of these legacy net new money inflows.

Page 11:
(1)
The quarter and twelve months ended Dec 31, 2010 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to non-controlling interests.

Page 13:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley, respectively, for the quarter ended Dec 31, 2010 prior to allocations to participating RSUs and CIC Equity Units.

(4)
Distributed earnings represent the dividends declared on common shares and participating RSUs, respectively, for the quarter ended Dec 31, 2010.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the quarter ended Dec 31, 2010, a $0.05 dividend was declared on common shares outstanding and participating RSUs.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs what they would be entitled to based on the contractual rights and obligations of the participating security.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
End Notes

Page 14:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	For further information on the CIC Equity Units, see Note 13 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2009.
(3)	The percentage of weighted basic common shares, participating RSUs and weighted CIC Equity Units to the total weighted average of basic common shares, participating RSUs and CIC Equity Units.
(4)
Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley, respectively, for the year ended Dec 31, 2010 prior to allocations to participating RSUs and CIC Equity Units.

(5)
Distributed earnings represent the dividends declared on common shares and participating RSUs, respectively, for the year ended Dec 31, 2010.  Under the terms of the securities purchase agreement for the sale of Equity Units to CIC, if a quarterly dividend is declared above $0.27 (the "reference dividend"), the CIC Equity Units participate via an increase in the number of shares the Firm will be required to deliver upon settlement of the contract.  No cash dividends were paid to the CIC Equity Units prior to settlement of the contract.  Therefore, no distributed earnings were allocated to the CIC Equity Units in the calculation of earnings per share under the two-class method.

(6)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs and CIC Equity Units what they would be entitled to based on the contractual rights and obligations of the participating security.  With respect to the CIC Equity Units, the amount allocated is representative of the value of the increase in the number of shares that the Firm would be required to deliver upon settlement of the contract. No actual cash dividends will be paid to the CIC Equity Units. Assuming the reference dividend of $0.27 per quarter has been paid to the basic common shareholders, CIC Equity Units would receive a pro-rata allocation of the remaining undistributed earnings.

(7)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(8)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(9)	Total income applicable to common shareholders to be allocated to the CIC Equity Units reflected as a deduction to the numerator in determining basic EPS for common shares.
(10)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 20, 2011.